Exhibit 10.1

Certain confidential information contained in this document, marked by brackets [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

TABOOLA, INC.
DIGITAL PROPERTY AND DEMAND SERVICES AGREEMENT

This Digital Property and Demand Services Agreement, together with the attached Terms and Conditions and Appendices (collectively, the “Agreement”) is entered into by and between Taboola, Inc. (“Taboola”) and the below named Company and its Affiliates and subsidiaries (the “Parties”, each individually, a “Party”), and effective as of November 28, 2022 (the “Effective Date”).

Whereas, this Agreement sets forth the terms under which Company shall (i) provide Taboola with Placements (as defined below) on Company’s owned and operated digital properties and mobile applications listed in Section II below (the “Properties”, each individually, a “Property”), (ii) book Native Advertisement campaigns from Company’s advertiser clients (“Company Advertisers”) through the UCAM/Taboola Interface; (iii) provide Taboola with certain data and information in order for Taboola to optimize the  Services (as defined below); and (iv) engage Taboola in connection with Additional Taboola Offerings (as defined below), subject to Section XI;

Whereas, with respect to Taboola’s supply side business, Taboola shall provide code for its content distribution platform (the “Platform”) for Company to implement on the Placements, and such code will allow Taboola to use its proprietary algorithm, along with certain data and information provided by Company, to optimize, personalize, analyze, and recommend to users or visitors of the Properties (the “Visitors”) the following:

(i)
at Company’s election, content, videos, engagement experiences, tools, and utilities owned or created by or licensed to Company with the ability for Company to grant the rights as contemplated in the Agreement (collectively, the “Company Content”, where if the Company Content is licensed from a third party it shall be deemed “Company Licensed Content”);

(ii)	Native Advertisements from Company Advertisers to be displayed on the Properties (which shall also be Company Content); and

(iii)
Native Advertisements from Taboola’s advertisers (“Taboola Advertisers”) to be displayed on the Placements (the “Taboola Sponsored Content”, together with the Company Content, the “Recommendations”) for which Taboola Advertisers pay Taboola advertising fees to distribute on its network of digital properties.

Whereas, Taboola’s provision of (i) Recommendations to Visitors via the Platform, or SDK technology (if applicable) to deliver the Platform; (ii) Native Advertisement services to Company Advertisers through the UCAM/Taboola Interface; and (iii) related support services with respect to (i) and (ii) (i.e., optimization, attribution, reporting, or analytics) is referred to herein as the “Services”.

Now therefore, in consideration of the covenants herein and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

I. Company Information:

Company’s Legal Entity Name (“Company”): Yahoo Inc.

Business Type: X Corporation ☐ Sole Trader / Individual	Office Street: 770 Broadway

State of Incorporation: Delaware	Office City: New York

Company Corporate ID / Tax ID:	Office State / Province: New York

Main Contact Name:	Office Postal Code: 10003

Main Contact Title:	Office Country: US

Main Contact Email:	Billing Contact Name:

Main Contact Phone:	Billing Contact Title:

Billing Currency: USD	Billing Contact Email:

Taboola Sales Representative:	Billing Contact Phone:

II. Definitions:

“Ads” means graphical, interactive, mobile, video, rich media, artwork, copy, active URLs for advertisements, or text-based advertisements, and the tags therefor, including banner advertisements, buttons, towers, and/or skyscrapers, as well as non-graphical elements such as tracking pixels and third-party pixels.

“Advertiser First Party Data” means data provided by a Company Advertiser (e.g., mobile advertising IDs, hashed email addresses) for targeting an advertising campaign.

“Affiliate” means an entity that controls, is controlled by, or is under common control with such party, where “control” means the power to direct the management and policies of such party or ownership of at least fifty percent (50%) of the common stock or other voting interests of such party; provided that, with respect to Company (Yahoo), the term “Affiliate” shall be limited to only those entities that are directly or indirectly controlled by Yahoo Inc. or Yahoo Aggregation Holdings LLC.

“Aggregate eCPM” means Gross Revenue across all Placements divided by the aggregate Viewable Impressions across all Placements multiplied by one thousand (1,000).

“Anonymized” means the removal or replacement of personal identifiers in data records so that the resulting data is no longer personally identifiable.  Company uses a multi-step process to replace, truncate, or delete identifiers in order to anonymize data.

“Bad Debt” means collection costs, defaults, charge backs and reversals to Taboola Advertisers.

“Bid Request Data” means data transmitted from Company to Taboola for the purpose of soliciting bids on a Viewable Impression by Taboola and its Programmatic Bidders.

“Company Audience Data” means [***].

"Company Data” means collectively the Company Audience Data and Company Targeting Data.

“Company DSP” means the buy-side technology platform owned by Company that is designed to enable advertisers to manage and buy advertising inventory programmatically.

“Company Targeting Data” means [***].

“eCPM” means Gross Revenue per thousand impressions.

“ex-TAC” means Gross Revenue less the Revenue Share.

“Gross Revenue” means [***]: (i) [***]; and (ii)  [***].

“HB Bid” an offer made by Taboola for a particular HB Placement.

“Initial Baseline Uplift” means the [***] of ex-TAC value provided by Taboola [***].

“Native Advertisement” means integration of Ads in the form of content (including video) within a website or application regardless of device in such a way that such Advertisements are not distinct from the rest of the site/application in terms of content, format, style or placement.  For the avoidance of doubt, Native Advertisements do not include the standard IAB ad unit display ads and display video advertisements, in banner video advertisements, ecommerce advertisements, affiliate links, product listings, or results delivered on a search results page.

“Native API Advertisers” means Company Advertisers that only purchase Native Advertisements with Company programmatically through UCAM using the Gemini API.

“Native Only Advertisers” means Company Advertisers that only purchase Native Ads from Company through UCAM.

“No Fault Adverse Change” means any event, change, development or effect on the business, condition (financial or otherwise) or results of operations of a Party that directly results from (i) general changes or developments in the economy or the financial, debt, capital, credit or securities markets in the United States or elsewhere in the world, including as a result of changes in geopolitical conditions, (ii) general changes or developments in the industries in which a Party operates, (iii) changes in any applicable Laws, including any interpretation or enforcement thereof, (iv) any natural disaster, act of God or other comparable events, or any epidemics, pandemics, disease outbreaks, or public health emergencies, (v) any outbreak or escalation of hostilities or war (whether or not declared), military actions or any act of sabotage, terrorism, or national or international political or social conditions and (vi) any action taken or omitted to be taken by or at the prior written request, or with the prior written consent of, the other Party or that is expressly required or expressly permitted by this Agreement.

“Omnichannel Advertiser” means a Company Advertiser that can purchase various forms of Ads from Company.   Omnichannel Advertisers include Native Only Advertisers and Native Only API Advertisers that do not migrate to Taboola as part of the Demand Migration and Services Plan.

“Performance Decrease” occurs where the actual volume of Viewable Impressions and/or the eCPM is lower than [***].
“Programmatic Bidder” means a platform (e.g., a demand-side platform) that bids programmatically into the Taboola [***] (e.g., via real time bidding) for the purchase of advertising inventory on behalf of the bidder’s advertisers.

“[***] Ad Spend” means [***] of gross revenue earned by Company during [***] (annualized) from Native Advertisements on the Placements.

“Responsible Party” means a Party deemed responsible for [***].

“Revenue Share Percentage” means the percentage of Gross Revenue that Company is entitled to, namely [***], or as adjusted by the Parties in Section VII.I.3.c.

“Seasonality Index” means an index of the eCPM based on historical monthly performance of the [***] and Viewable Impressions for each Placement Group based on historical quarterly volume over the [***]. The Parties may mutually agree to modify the definition of Seasonality Index at any time throughout the Term.

“Taboola Ads” means the demand-side platform owned and operated by Taboola.

“Taboola Network” means the network of third-party digital properties and mobile applications in which Taboola has the right to monetize the ad inventory on such digital properties and mobile applications.

“Taboola RPM Index” means: [***][***].
“Taboola Data” shall mean the pseudonymized data Taboola collects from providing its Services to its third-party publisher network (excluding Company Properties) which optimizes its algorithm.

“Taboola [***]” means the supply-side technology platform owned by Taboola that is designed to enable publishers to manage and sell their advertising inventory.

“UCAM” means the unified campaign management flow on Company DSP through which Company advertisers can book advertising campaigns for various advertising formats, including without limitation, Native Advertisements, display advertising, video advertising, digital out-of-home and connected TV.

“UCAM/Taboola Interface” means the interface between UCAM and Taboola Ads that enables Company Advertisers to purchase Native Advertisement inventory on Taboola’s network of publishers.

“Verified Ad Spend” is the [***] Aggregate eCPM multiplied by [***].

“Viewable Impressions” means in the case of Native Advertisements, an ad is deemed viewable when at least fifty percent (50%) of its pixels appear on-screen for at least one (1) second and, in the case of video, a video ad is deemed viewable when at least fifty percent (50%) of its pixels appear on-screen for at least two (2) consecutive seconds.

“Winning Bid” an HB Bid that is selected by the Header Bidding Integration (measured in cost per thousand impressions) for a particular HB Placement.

III. List of the Properties where the Platform will be implemented*:

1. See Appendix A. [***].

*To the extent Company acquires any additional property during the Term (each an “Additional Property”), such additional property will be added to this Agreement as a “Property” by mutual written agreement (email shall not be sufficient) and shall be subject to the exclusivity restriction set forth in Paragraph 5 of the Terms and Conditions upon the closing date of Company’s acquisition thereof, provided however, if such Additional Property is subject to an exclusive Native Advertisement agreement, the Additional Property will be added hereto, and be subject to the exclusivity restriction set forth in Paragraph 5, after the expiration of such agreement.

An Additional Property will not be factored into the Baseline until twelve (12) months after: (1) the closing date of Company’s acquisition thereof; or (2) the expiration of an exclusive Native Advertisement agreement for such Additional Property, if applicable.

IV. Transition Period:

The Services will be implemented during a transition period (“Transition Period”), which will commence on the Effective Date and the Transition Period will conclude on the date when the conditions described below have been achieved (the “Transition Period End Date”):

A.          Placements/Audience Segment:

(i)          Completion of the JavaScript Implementation Period (as defined below) [***]
(ii)          [***]; and [***].

B.          Demand Services: Company will [***] to transition Native API and Native Only Advertisers to Taboola (as further described in Section X) [***], more specifically:

(i)          Native API Advertisers and Native Only Advertisers will be transferred to Taboola (where reasonably possible); and
(ii)          Omnichannel Advertisers can use the UCAM/Taboola Interface to buy Native Advertisement inventory.

C.          Technical Integration Plan: Completion of Phase(s) 0 through 2 of the Technical Integration Plan attached hereto as Appendix B or a mutually agreed upon threshold for migrated Company Advertisers to be defined within Phase 2.

V. Placements Screenshots & Placement Groups:

A.  Attached hereto as Appendix C are Native Advertisement format screenshots that illustrate the Native Advertising placements of specific Native Advertisement format categories [***] on the Properties in which Taboola will serve Recommendations and implement the Platform (collectively, the “Placements''). [***]. [***].  The Placements shall be comprised of: [***].

B.  Company has grouped such Placements [***], and each such group of Placements shall be defined as a “Placement Group” and collectively, “Placement Groups.” [***].

C.  Unless otherwise mutually agreed upon by the Parties, the Parties will review and evaluate the structure and composition of the Placement Groups at the same time the Baseline is set each year. [***].

D.   In some instances, certain Placements will not merit their own Placement Group due to characteristics that do not align or perform similarly with any other Placement Groups.  The Parties will group these “miscellaneous” Placements together (the “Miscellaneous Placement Group”). [***].

E.   Between the Effective Date and ninety (90) days after the Transition Period End Date, Company will ensure that the volume of the Viewable Impressions generated by each Placement Group does not decline by more than [***].

F.     [***] after the Transition Period End Date, [***].  [***] (i) [***]; or (ii) [***].

VI. The Platform:

Subject to the prior written approval of Company (email shall be sufficient) (on a per Placement basis), the Platform will be displayed in the Placements and will consist of one (1) or more of the following components: (a) one (1) or more units for Native Advertisements that consist of a thumbnail image, text, or both that link to Recommendations (the “Widget”); (b) various cards displayed in either rows,  thumbnails, or units displaying Recommendations (collectively, the “Content Cards”), which Taboola will (i) reasonably select in a manner to best optimize performance and personalize the Visitor experience and (ii) present in a continuously scrolling feed (the “Feed”) [***] and (c) any new components added to a Widget, Content Card or Feed or any new formats or elements that Taboola may develop in the future. Any changes to existing components of a format with the Platform (e.g., size, font, color, location of elements) do not require Company approval.

VII. [***]

A.     [***] Definition. [***]

B.     [***]

1.     Ninety (90) days after the Transition Period End Date (the “[***] Date”):

a.     The Parties will calculate: (i) the [***]; (ii) [***]; and (iii) [***] as follows:

     i.         The Parties will calculate an [***] (the “[***]”). Appendix D hereto provides an example of how the [***] is calculated.

    ii.        The Parties will compare the [***] described in subsection VII.C below (“[***]”).

b.     [***].

C.    [***]. For the purpose of calculating the [***] as described below, [***].

1.     [***].

a.     For example, [***].

b.     For example, [***].

c.      For example, [***].

2.     [***].

 a.     For example, [***].

 3.     The calculation of the [***] as described above shall only occur at the [***] Date and at no other point.

D.      [***].

 1.     To the extent that [***] as follows:

             a.     [***].

             b.     [***].

E.       [***].[***]. For each calendar year, the [***] will be based on (i) [***]; and (ii) the [***]. Notwithstanding the foregoing, if [***]. [***].

   F.       [***].[***].

G.      [***].[***].

H.      [***].[***].

I.        [***].

1.     [***]. [***]:

a.           [***]; and

b.           [***].

c.           [***].

2.     [***]. [***]:

a.           [***]; and

b.           [***].

3.     [***]. [***].

a.           [***]:

i.        [***]; and
ii.       [***].

b.           [***],

i.        [***].
ii.       [***].

c.           [***]:

i.        [***].
ii .      [***].
iii.      [***].
  [***].
iv.      [***].

d.     [***].

e.     [***]. [***].

4. [***]. [***].

5. [***]. This provision applies in instances of [***] (as defined below). “[***].” means the [***].

a.          [***], as follows:

(i)       [***].
(ii)      [***].
(iii)     [***].

b.    [***].

c.    [***].

6. [***]. [***]:

a.     [***].  [***] (i) [***]; or (ii) [***].

b.    [***].[***] (i) [***]; or (ii) [***].

c.    [***]. [***].

VIII. Obligations:

A.     JavaScript Implementation. Unless caused by undue delay on Taboola’s part, Company agrees that the Platform will be integrated on the Properties via JavaScript within [***] from the Effective Date (“JavaScript Implementation Period”). Prior to implementing JavaScript on the Properties and during the Term, Taboola shall ensure that such JavaScript complies with all instructions, policies, guidelines, and terms and conditions provided by Company to Taboola in writing (email to suffice) and applicable to Taboola’s implementation of JavaScript on the Properties, including with respect to data security, data policy, and data privacy matters (e.g., where Company requires a modification to reduce the risk of malware).

B.      [***]. [***].

C.     Audience Segments. Subject to Paragraph 1.f and the Technical Integration Plan attached hereto as Appendix B, Company will enable the development of [***].

D.     Header Bidding. As of the Effective Date, Company utilizes a header bidding solution (the “Header Bidding Integration”) to manage and monetize its advertising inventory (the “HB Placement”). In order to facilitate Taboola’s participation in Company’s Header Bidding Integration, the Parties shall amend and adopt the Ad Platforms Agreement – Exchange entered into by Taboola.com Ltd. And Yahoo EMEA Ltd. effective as of December 1, 2020 (“Exchange Agreement”), and such amendment shall be substantially similar to the form attached hereto as Appendix F. Company shall include Taboola’s header bidding adapter (the “Header Bidding Adapter”) where Company’s header bidding wrapper is implemented on the Properties; provided that Taboola adheres to the header bidding service level agreement required by Company.  Company agrees to add Taboola’s Header Bidding Adapter to Company’s Header Bidding Integration based on the prebid.js protocol, provided however, Company may change the protocol supporting Company’s Header Bidding Integration upon written notice to Taboola (email to suffice). Taboola grants to Company: (i) the right to access and use the Header Bidding Adapter; and (ii) a non-transferable, non-sublicensable, limited, and non-exclusive right to copy, encode, distribute, publish, and display in real time Ads (defined below) to Visitors served by Taboola. Company will not modify Taboola’s HB Bid without Taboola’s consent (email shall be sufficient).

E.     Company DSP.   [***], Company will integrate Company DSP with Taboola’s [***] to enable bidding by Company’s advertisers on Taboola’s advertising inventory. Company and Taboola shall enter into a separate exchange agreement containing Company’s customary terms and conditions for similar exchange agreements to support such integration. [***].

IX. Company’s Compensation:

In consideration for the Services described herein, Company’s compensation shall be comprised of the following:
(i)           A launch fee in the form of Taboola.com Ltd ordinary shares and non-voting ordinary shares paid to the Company in accordance with the Omnibus Agreement (the “Launch Fee”); and

(ii)            Gross Revenue multiplied by the Revenue Share Percentage (the “Revenue Share”).

The Launch Fee and the Revenue Share shall be hereinafter referred to as the “Compensation.”

X. Demand Services and Demand Migration Agreement:

A.   Demand Services and Demand Migration Plan. Within thirty (30) days of the Effective Date, the Parties agree in good faith to develop and finalize a Demand Services and Migration Plan which will be based on the preliminary key provisions set forth in Appendix G (“Demand Transition Key Provisions”).  The Demand Services and Migration Plan will address the (i) transition of Native Only Advertisers and Native API advertisers and their campaigns from Company to Taboola’s parent company Taboola.com Ltd.; and (ii) enablement Omnichannel Advertisers to purchase Native Advertisement inventory through the UCAM/Taboola Interface.

B.    [***].

      (i) [***]
      (ii) [***]

XI. Additional Taboola Offerings:

Additional Taboola Offerings. At any time during the Term, Company may, at its discretion, elect to use additional Taboola offerings such as (i) Company’s paid search advertising administered by Taboola, or (ii) e-Commerce advertising (collectively, the “Additional Taboola Offerings”). Company’s use of Additional Taboola Offerings, shall be governed by a separate written agreement between the Parties.  For avoidance of doubt, Company’s use of Additional Taboola Offerings will not be incorporated into the Services. In addition, the Parties will explore in good faith other opportunities on which to collaborate during the Term.

XII. Term and Termination:
A.          The Term (as defined below) of this Agreement will commence upon the Effective Date (as defined below) and will, unless earlier terminated as set forth herein, continue for a period of thirty (30) years from the Effective Date (the “Initial Term”). At the end of the Initial Term, this Agreement will automatically renew for additional, successive twenty-four (24) month periods (each, a “Renewal Term” and the Initial Term and all Renewal Terms collectively, the “Term”), unless one Party notifies the other in writing (email shall be sufficient) of its intention not to renew at least ninety (90) days prior to the end of the then-current Term.

B.          [***].
C.          Subject to Section 10, either Party may terminate this Agreement in the event of a material breach of this Agreement by the other party which remains uncured after sixty (60) days of written notice thereof.

D.         Either party may terminate this Agreement immediately, upon written notice (email shall be sufficient), in the event a Party (a) becomes insolvent or makes a general assignment of assets for the benefit of creditors; (b) suffers or permits the appointment of a conservator or receiver for its business or assets or any similar action by a governmental entity for the purpose of assuming operation or control of the party due to the financial condition of the party; (c) becomes subject to any proceeding under any bankruptcy or insolvency law whether domestic or foreign, and such proceeding or action has not been dismissed within a thirty (30) day period; or (d) has wound up or liquidated its business, voluntarily or otherwise.

E.          This Agreement will terminate automatically upon the termination of the Omnibus Agreement, dated as of November 28, 2022, by and among Taboola.com Ltd., College Top Holdings Inc. and Yahoo AdTech JV, LLC, in accordance with its terms.

F.          Notwithstanding anything to the contrary in this Agreement, each provision of this Agreement that is operative from and after the Effective Date will be subject to review and approval of the Parties' antitrust counsels, and will only be implemented if and to the extent that the Parties' antitrust counsels mutually confirm that it is compliant with the provisions of the Israeli Competition law and the competition laws of each other jurisdiction in which the companies operate, and will otherwise be deferred until receipt of approval from the Israeli Competition Authority and each other competition authority the approval of which is required (the “Required Approvals”).  For the avoidance of doubt, prior to the receipt of any Required Approvals, it is the intention of the Parties only to prepare for the implementation of this Agreement and not to implement joint changes to any commercial agreements or relationships with third parties.

[SIGNATURE PAGE FOLLOWS]

Taboola and Company enter into this Agreement based upon the terms, covenants, and conditions set forth in the attached Terms and Conditions.

ACCEPTED AND AGREED:

TABOOLA, INC.	YAHOO INC.

By: /s/ Adam Singolda	By: /s/ Matthew Garber
Name: Adam Singolda	Name: Matthew Garber
Title: Chief Executive Officer	Title: Assistant Secretary
Date: November 27, 2022	Date: November 27, 2022

By: /s/ Stephen Walker
Name: Stephen Walker
Title: Chief Financial Officer
Date: November 27, 2022

Address for Notice	Address for Notice
Taboola, Inc.	CEO, Yahoo Inc.
16 Madison Square West, 7th Floor	770 Broadway 4th Floor
New York, New York 10010	New York., New York
With a copy to [***]	With a copy to:
Deputy General Counsel, Transactions
Yahoo Inc.
770 Broadway 4th Floor
New York, New York
With a copy sent by email to [***]

TABOOLA.COM LTD.
DIGITAL PROPERTY SERVICES AGREEMENT
TERMS AND CONDITIONS

1.	Grant of Rights:

a.
Taboola grants Company a limited, non-exclusive, non-assignable, non-transferable (subject to Paragraph 15 (Assignment)), non-sublicensable, royalty-free right during the Term to access and use (a) the Platform (including Recommendations) and any associated APIs, code, or software (including any updates and enhancements) on the Properties as described above and as mutually agreed between the Parties, and (b) Taboola’s proprietary analytics and management dashboard (the “Analytics Dashboard”) solely for purposes of tracking performance of the Platform and reviewing the analytics associated with the Properties. For clarity, during the Term, Company shall have the right to use, to the extent made available at scale to other digital properties, the following additional Platform capabilities: (i) Taboola Newsroom: Taboola’s proprietary editorial analytics platform; (ii) Taboola Audience Exchange: Taboola’s digital properties content exchange platform, which allows Company to exchange traffic with Company’s partners; and (iii) Taboola Read More: Taboola code that truncates the Property article and replaces the removed text with a “Read More” button and the Platform implemented directly below, until a user clicks on the “Read More” button, which will cause the article to expand and the Platform to appear directly below the end of the full article. During the Term, Taboola may also offer Company the right to use certain experimental features that are made available on a test basis (“Beta Features”), which Taboola may modify or remove at any time upon notice to Company (email to suffice) if such Beta Features are used by Company. Taboola may modify features and shall prior Company with prior written notice as soon as commercially practicable (including those as mutually agreed between the Parties) to the extent necessary to comply with any applicable law, self-regulatory rule or principle, or consumer disclosure standard or best practice.  For clarity, Company’s use of the above-referenced additional Platform capabilities, including Beta Features, shall not be included in the Services.

b.
In addition, during the Term, where applicable, Taboola hereby grants Company a non-exclusive, non-transferable, non-sublicensable, limited, and revocable right to copy and use the SDK (including any related documentation) with mobile application Properties, solely to serve Recommendations as set forth herein and in a manner that complies with the technical and implementation requirements as informed by Taboola. If Taboola makes available any upgrades, patches, enhancements, or fixes for the SDK (“Updates”), such Updates will become part of the SDK. Taboola shall provide Company with written notice of any such Updates (email shall be sufficient), and Company shall use reasonable efforts to implement the Updates within [***] of its release.  Company shall not (a) copy, modify, or adapt the SDK or any technology therein, or (b) rent, lease, sublicense, sell, assign (subject to Paragraph 15 (Assignment), loan, or otherwise transfer the SDK or any technology therein. Taboola may stop supporting the SDK or any features within the SDK with prior written notice to Company as soon as commercially practicable and as long as Taboola provides a technology comparable to the SDK (if the SDK is no longer supported) or the features within the SDK that are no longer supported. For clarity, “Company Audience Data” includes data collected by the SDK.

c.
Company grants Taboola the right during the Term to (i) place the Platform, Taboola Sponsored Content (and any associated APIs, code, software, or cookies involved in providing the Services), and Company Licensed Content on the Properties; (ii) [***]; (iii) track and analyze the performance of the Services; (iv) conduct tests on how Visitors interact with the Properties or Recommendations to facilitate maintenance and optimization of the Services; (v) conduct automated A/B tests of different variations of the Platform on up to [***] of Company’s traffic; and (vi) serve programmatic advertising within the Platform subject to the terms and conditions below.

d.
To the extent that the Parties agree, at any time during the Term, that Taboola will integrate Company Licensed Content into the Feed, Company grants Taboola the right to (i) move its location; (ii) reduce the size or hide it entirely; (iii) add a scroll bar; and (iv) add a “Show More” button with an attribution to Taboola.

e.	Ownership.

(i)          Taboola.  As between the Parties, Taboola owns all rights in and to the Services, Taboola Data, inclusive of Taboola’s cookie ID, and Taboola’s Confidential Information, Company is not required to provide any feedback or suggestions to Taboola. To the extent Company does provide any such feedback or suggestions, Company hereby grants to Taboola and its Affiliates a non-exclusive, perpetual, irrevocable, royalty-free, transferable, worldwide right, and license to use, reproduce, disclose, sublicense, distribute, modify, and otherwise exploit all such feedback and suggestions without restriction, provided however, Company provides such feedback on an “as-is” basis.  (ii) Company. As between the Parties, Company owns all rights in and to the Properties (and related data), Company Content, Company Data, and Company’s Confidential Information.  Taboola is not required to provide any feedback or suggestions to Company. To the extent Taboola does provide any such feedback or suggestions, Taboola hereby grants to Company and its Affiliates a non-exclusive, perpetual, irrevocable, royalty-free, transferable, worldwide right, and license to use, reproduce, disclose, sublicense, distribute, modify, and otherwise exploit all such feedback and suggestions without restriction, provided however, Taboola provides such feedback on an “as-is” basis.

f.	[***].

(i)          [***].  [***].

(ii)	[***]. [***].

(iii)	[***]. [***].

(iv)	[***]. [***]:

(a)	[***]

(b)	[***];

(c)	[***]; and

(d)	[***].

(v)	[***].

(vi)	[***].

(a)	[***]

(b)	[***]

(c)	[***]. [***]:

i.	[***].
ii.	[***].
iii.	[***].

(vii)	[***]. [***]

g.
Taboola’s Data Use Disclosure.  Assuming that the disclosures of Taboola have been materially complete, accurate and do not withhold any other material information, Company acknowledges and agrees that Taboola has provided adequate disclosures regarding its processing of Personal Data and its overall data practices in connection with the Personal Data referred to in this Agreement (including, but not limited to, user personal data and customer personal data). Taboola represents and warrants and such uses and practices are consistent with its privacy policy as set forth in Taboola’s Privacy Policy located here: https://www.taboola.com/policies/privacy-policy. In addition, Taboola will provide Company a copy of Taboola’s Privacy Policy on a semi-annual basis which will be emailed to Company’s privacy team at privacy@yahooinc.com. In the event that Taboola makes any material changes to its Privacy Policy, it will provide notice to Company of the specific material change in its semi-annual update. In the event that there is a conflict between Taboola's use of Personal Data or Company Data under this Agreement and its privacy policy, the terms of this Agreement shall supersede the terms of the privacy policy.

h.	[***].

2.	Terms of Use:

a.	Company will include a clear and conspicuous advertising disclosure on the Recommendations in a form to be mutually agreed upon by the Parties.

b.
Acceptable Use Policy. Company will not implement the Platform on any Properties that promote any material or content that is, or that may reasonably be considered: illegal, unlawful, or infringing under any applicable laws (including, without limitation, content that infringes a third-party copyright, trademark, patent, or trade secret), in violation of relevant economic sanctions or trade restrictions, pornographic, profane, promotional of drugs and drug paraphernalia (including, but not limited to, recreational and prescription drugs), gambling-related (unless legal in the location offered), fake or deceptive, libelous, defamatory, invasive to privacy, violent, threatening, promotional of known violent organizations or, content designed to promote hatred of any societal group based on, but not limited to, ethnicity, race, religion, sexual orientation, gender or trans-gender status, or designed to harass, offend, shock, or cause or promote harm to any individual (e.g. “doxing”), in breach of confidence or any other right of any third party, or lacking in necessary authorizations, approvals, consents, or licenses, or  used on Properties that are directed or targets Visitors under the age of sixteen (16) (collectively “Prohibited Content”). Taboola reserves the right to remove the Platform from the impacted Placements on the page if Prohibited Content is displayed and the Platform would be restored to the impacted pages once the Prohibited Content has been removed. Notwithstanding anything set forth in this subparagraph, Taboola recognizes that Company (i) reports on news, provides editorial content and consequently such news or editorial content may include controversial topics, and (ii) the Properties may contain user-generated content (inclusive of comments) and Taboola agrees that the publication of news content, editorial content for reporting purposes and user-generated content shall not be considered a violation of this subparagraph 3.b.

c.
Company shall not (i) reverse engineer, decompile, or disassemble the Services (including, without limitation, any SDK Technology); (ii) copy, modify, or adapt the Services; (iii) modify, change, edit, amend, truncate, alter, override, bypass, or reorder any aspect of the Services; (iv) place the Platform in an iFrame or in a container subject to the last sentence of this subparagraph 2.c hereof add its own code to the Platform; (v) rent, lease, sublicense, sell, assign, loan, or otherwise transfer the Services; (vi) use the Platform in a manner that threatens the integrity, performance, or availability of the Platform; (viii) redirect, block, or impede Visitors’ engagement with the Services once they click on a Recommendation; or (ix) minimize, remove, cover or otherwise inhibit the full and complete display of the Platform. Notwithstanding subparagraph 1.c., Company may require that the Platform be placed in an iFrame or in a container provided that Company will [***]. The Parties will (i) monitor performance on implementations of the Platform in an iFrame or container [***] caused by the placement of the Platform in an iFrame or container; and [***] (ii) work together in good faith to determine a limit on the volume of Viewable Impressions within an iFrame or container following an analysis to be carried out by Company immediately between the Effective Date and the Transition Period End Date, as long as such limit does not create a security risk for Company.

d.
Company shall not attempt to access or use the Services in an unauthorized manner, including, without limitation, any attempt to gain access to the accounts of other Taboola customers or to extract, crawl or cache data from the Analytics Dashboard or Taboola Newsroom for commercial purposes.

e.
Company shall not generate clicks on Recommendations or generate Recommendation Pageviews (as defined below) through any automated, deceptive, fraudulent, invalid, incentivized, or other means that are designed to generate clicks or Recommendation Pageviews.

f.
Company will declare Taboola as an authorized seller and the pre-approved list of Taboola’s demand partners as authorized resellers of Company’s advertising inventory by adding Taboola’s designated ads.txt code (“Taboola Ads.txt Code”) to the ads.txt file on Company’s root domain. The pre-approved list of authorized resellers are as follows:

[***]

Any demand partner that Taboola seeks to include in the Taboola Ads.txt Code shall be subject to Company’s prior written approval (email shall suffice) in its sole discretion.  Taboola may request Company to update the Taboola Ads.txt Code on the Properties from time to time and Company shall consider Taboola’s request.  Company may remove any authorized reseller from the Taboola Ads.txt Code in its reasonable discretion upon written notice to Taboola (email shall suffice); provided Company provide Taboola with documentation that states with specificity the reasoning for the removal of the demand partner.

g.
Company shall ensure that each of its Properties contains meaningful and accurate contact information (including, but not limited to, Company’s legal entity name, mailing address, and working phone number and email address) in either a footer or relevant contact page so that Visitors may contact Company directly about copyright and trademark concerns relating to Company Content.

h.	Upon termination, it shall be Company’s obligation to remove any pixels, tags, or scripts provided by Taboola. Taboola shall have no liability related to or arising out of Company’s failure to do so.

3.	Sales Obligations:

a.          Taboola shall use [***]. Without limiting the foregoing:

(i)	Sales.

(a)	Taboola shall provide the Services using (i) no less than reasonable skill and care; and (ii) best practices and technologies available to Taboola.
(b)	Taboola shall not direct Native Advertisement spend away from the Placements as a way to increase margin for Taboola at the expense of Company.
(c)
As of the date that the Company Advertisers can use UCAM/Taboola interface to purchase Native Advertisement inventory,
Taboola shall ensure that Omnichannel Advertisers have the same access to Placements that Taboola Advertisers do.

(ii)
Company Advertising Policies.  Taboola shall ensure that all Ads served into the Properties comply with: (i) Company’s Global Yahoo Advertising Policies located at https://adspecs.yahooinc.com/pages/policies-guidelines/yahoo-ad-policy (or a successor link, and as may be updated by Company from time to time in its sole reasonable discretion; and (ii) any other advertising policies or terms that Company provides to Taboola from time to time.

(iii)	Approved 3rd party servers and pixels. [***].

(iv)	Competitive Exclusions/Advertiser Blocks. [***].

(v)
Malware.  Prior to serving any Taboola Sponsored Content into the Placements, Company shall ensure that all such content have been scanned by Taboola for malware using at least current industry standard measures.

(vi)	Service Level Agreement. [***].

(vii)	Programmatic demand. [***].

(viii)	Advertiser First-Party Data. [***].

b.  [***]:

(i)
For those Omnichannel Advertisers that use the UCAM/Taboola interface to purchase Native Advertisement inventory on the Taboola Network (outside of the Properties), all such Native Advertisements will comply with Taboola’s Advertising Policies located at  http://www.taboola.com/advertising-policies as updated from time to time on reasonable prior notice to Company.

(ii)	Company will continue to manage and support non-migrated Company Advertisers and Omnichannel Advertisers through sales support and maintenance of the UCAM/Taboola Interface.

(iii)	Company will provide ongoing technological support for UCAM/Taboola Interface maintenance and updates.

(iv)
Parties will use commercially reasonable efforts to work together to incorporate new formats and other capabilities for the benefit of Company Advertisers and Taboola Advertisers and the ongoing optimizations and competitiveness of the partnership in the digital ad market, including any updates or modifications due to governmental, regulatory or industry related changes or requirements.

(v)	[***].

(vi)	[***].

4.	Compensation:

a.	For each month of the Term, Company shall receive the Revenue Share set forth in Section IX above and the Header Bidding Fee set forth in Paragraph 4.c below, as set forth in Paragraph 4.d hereof.

b.
Company shall not be compensated for any unauthorized implementation of the Platform, for any implementation of the Platform that makes it impossible to click or track clicks, or for any fraudulent or invalid clicks, traffic, or Recommendation Pageviews (as defined below). Fraudulent or invalid clicks means (a) clicks or taps on Recommendation originating from a non-human program or automated agent (e.g., internet robot or spider) for the purpose of manipulating click or tap measurement activity, or (b) impressions or clicks that result from activity designed to manipulate legitimate ad serving or measurement processes or to create fictitious activity that leads to inflated counts as measured by (i) Company’s traffic is converting at less than [***] of Taboola’s network average for similar type of integrations or (ii) the Recommendation Pageviews are the result of transfers or referrals of Visitors by a third-party traffic source and result in a monthly click-through rate that is less than [***] of the click-through rate experienced by the remainder of the Recommendation Pageviews that occurred on the Properties during the same month.

c.
Header Bidding Fee. In addition to Company’s Compensation in Section IX, for each month of the Term, Company shall receive the Header Bidding Fee (as defined below) for any HB Placements monetized via the Header Bidding Adapter. For the purposes of this Agreement, the “Header Bidding Fee” shall mean the sum of the aggregate Winning Bids (as defined below) for all HB Placements purchased by Taboola. Company’s measurements are the definitive measurements to calculate the Header Bidding Fee. Any discrepancy with respect to Taboola’s measurements and Company’s measurements will be addressed pursuant to the Exchange Agreement.

d.
All payments shall be remitted to Company in U.S. dollars within forty-five (45) days after the end of the calendar month in which that revenue was generated, provided that Company has registered and continues to be registered with Taboola’s payment services company, Payoneer. Any objection to any invoice shall be stated in writing to Taboola within ninety (90) days of receipt of the invoice, [***]. [***] Company is responsible for providing accurate payment information, including, but not limited to, the correct entity name.

e.
Taboola may also offer certain services and products to Taboola Advertisers (e.g., data products, brand safety) that are separate and independent from the Services and fees for such services are not included in the Gross Revenue.

f.
 Delay of Payment.  To ensure proper payment, Company is solely responsible for providing and maintaining accurate contact and payment information associated with Company’s account. Failure to comply shall result in delay of Company’s due payment.

g.
Taxes.  Each Party will be responsible, as required under applicable law, for identifying and paying all taxes and other governmental fees and charges (and any penalties interest, and other additions thereto) that are imposed on that Party upon or with respect to the transactions and payments received by it under this Agreement. Any Revenue Share (as applicable) payable by Taboola to Company hereunder is exclusive of all national, state, or local sales taxes, use taxes, or value added taxes.  If any deductions or withholdings are required by law, Taboola shall pay Company in respect of all amounts required to be paid under this Agreement, such sum or consideration as will, after such deduction or withholding has been made, leave Company with the same amount of consideration as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding.  Each of the Parties shall cooperate in good faith with any applicable withholding agent to mitigate or eliminate any deduction or withholdings, including by providing reasonably requested tax forms or other relevant documentation in respect of withholding taxes.

h.
Analytics Dashboard.  Company acknowledges that any analytics provided in the Analytics Dashboard are estimates only and will only be finalized fourteen (14) days after the conclusion of any calendar month.

5.
Exclusivity: Excluding Company’s owned and operated native advertising marketplace (referred to between the Parties as “Gemini”), Taboola will be Company’s exclusive third-party provider of Native Advertisements on the Properties. [***].

6.	Property Divestiture:

a.
Company may divest a Property (or Properties) during the Term.  If Company divests a Property, the Parties shall reduce the then-current Baseline proportionately based on the sale of the Divested Asset (as defined below) subject to the following conditions:

i.	[***]

ii.	[***]

iii.	[***]

iv.	[***]

b.
Notwithstanding the foregoing, any Property (or Properties) that Company divests but otherwise retains sufficient management and control thereof to continue to perform its obligations under the Agreement shall not be considered a Divested Asset for purposes of this Paragraph 6. For clarity, if Company no longer retains such management and control of the Property (or Properties), then the Property (or Properties) will become a Divested Asset and subject to Paragraph 6.a above.

7.         Privacy and Data Protection:

a.	Privacy Definitions. In this Paragraph 5, the following terms shall have the following meanings:

i.
“Applicable Privacy Laws” means all applicable international, national, federal, and state data protection and privacy laws including requirements relating to the collection, use, storage, deletion, security and transfer of Personal Data, (including but not limited to  EU Privacy Law as applicable to the processing of Personal Data in the European Union, UK Data Protection Law, and California Privacy Law as applicable to the processing of Personal Data of California residents) enacted and effective during the Term and any legislation replacing or updating any of the foregoing;

ii.	“California Privacy Law” means California Consumer Privacy Act of 2018, Cal. Civil Code § 1798.100 et seq., and any amendments or legislation replacing or updating any of the foregoing (also, “CCPA”);

iii.	“Controller” means an entity that determines the purposes and means of processing Personal Data;

iv.
“EU Privacy Law” means: (aa) EU Regulation 2016/679 (the “General Data Protection Regulation”) and any applicable national legislation made under or pursuant to it; and (bb) EU Directive 2002/58/EC as implemented by relevant member states and any applicable national legislation implementing it; in each case as amended or superseded; and

v.	“Personal Data” shall have the meanings given in Applicable Privacy Laws.

vi.
“Self-Regulatory Principles” means all applicable industry self-regulatory rules, codes and guidelines of which each Party upholds (including, without limitation and as applicable, the rules, codes and guidelines of the Interactive Advertising Bureau (IAB), the Network Advertising Initiative (NAI), the Digital Advertising Alliance (DAA); the European Digital Advertising Alliance (EDAA)).

vii.
“Sensitive Data” means any information that falls under a subset of Personal Data determined to be particularly sensitive such that unlawfully processing the data can result in a high risk of harm to an individual as defined by Applicable Privacy Laws or Self-Regulatory Principles (e.g., Sensitive Information under the NAI code, Special Categories of Personal Data under the GDPR, Children’s data under COPPA).

viii.	“UK Data Protection Law” means the UK Data Protection Act of 2018 as may be amended or superseded.

b.
Role of the Parties. The Parties shall continue to process data in accordance with the Data Processing Addendum (“DPA”) executed by the Parties on May 28, 2018.  Subject to the terms of the DPA, Taboola acknowledges that Company is a Controller of Personal Data relating to its Visitors of the Properties. Subject to the restrictions set forth in this Agreement, Company acknowledges that Taboola shall also be an independent Controller of Personal Data that it processes about Visitors to provide its Services (both to Company and to Taboola’s other digital properties). In no event shall the Parties process Personal Data that they each collect about Visitors as joint Controllers. If changes in any law evolve such that Taboola and Company may no longer be considered separate and independent Controllers, the Parties shall negotiate in good faith a new data processing addendum to account for such change.

c.
Compliance. Each Party shall comply with its responsibilities under Applicable Privacy Laws. In particular, each Party shall process Visitors’ Personal Data in accordance with this Agreement and only for purposes that have been properly notified to Visitors (in accordance with Paragraph 5.d below) and shall ensure that it has a lawful basis for processing Visitors’ Personal Data consistent with the requirements of Applicable Privacy Laws and any necessary consents obtained from Visitors. As of the effective date of this Agreement, each Party represents that it is a member of the NAI, Digital Advertising Alliance (“DAA”), and European Interactive Digital Advertising Alliance (“EDAA”) and is committed to maintaining adherence with the NAI, DAA, and EDAA Self-Regulatory Principles. Each Party agrees that it shall take no intentional action (or negligently fail to take an action) that would jeopardize the other Party’s membership in these organizations or cause the other Party to violate the Self-Regulatory Principles.

d.
Transparency. Each Party shall, at all times during the Term, comply with its respective published privacy and cookie policies and disclosures. Each Party shall ensure that its website (and as to Company, each Property) includes prominently posted privacy and cookie policies that describe in a legally sufficient manner the Personal Data that it collects, how it uses and shares such Personal Data, and how users and Visitors can opt out of such use in accordance with Applicable Privacy Laws.

Taboola: Specifically, Taboola agrees that its privacy policy shall describe (i) the types of data collected by Taboola including but not limited to its use of cookies, unique identifiers, and non-cookie technologies for interest-based advertising and analytics, (ii) how, and for what purpose the data will be used or transferred to third parties, and shall provide a clear and conspicuous link to either the NAI’s industry opt-out page at http://www.networkadvertising.org, the DAA’s industry opt-out page at http://www.aboutads.info, or (as to European web-based media and data collection) a link to the EDAA opt-out link at http://www.youronlinechoices.eu, in a manner that meets the requirements of all Applicable Privacy Laws.

The Parties shall agree using the IAB TCF (as defined below) to pass along user preferences unless and until such time that the IAB TCF is discontinued or determined to be unlawful, and thereafter the Parties shall agree to work in good faith to adopt a mechanism for Company to pass on any opt out requests it receives from Visitors and shall work together in good faith to ensure that any data subject rights are appropriately honored by the Parties. Similarly, Taboola shall continue to honor any end user opt outs it receives for Taboola Data.  Taboola agrees that it will implement all Company-recommended privacy controls and safeguards, to the satisfaction of Company, for the purposes of honoring Visitor opt outs and for facilitating data subject requests under Applicable Privacy Laws, including but not limited to integrating with the Yahoo Privacy Dashboard and any opt-out technology provided to Taboola by Company and that it shall action the following: Virginia, California and National Section GPP Signals for Opt-out of sale/share/targeted advertising and any other privacy strings or user preference signaling mechanism that may later go into effect during the Term. Additionally, Company will pass Taboola an identifier associated with an erasure request to enable Taboola to effectuate such erasure. Taboola agrees that erasure shall be completed within 30 days of receipt of the identifier. Additionally, in the event that the Parties agree to utilize Company’s ConnectID solution, Taboola agrees to participate in the NAI’s audience match opt-out portal and any other industry opt-outs that may be relevant or applicable during the Term.

Company: Specifically, Company agrees that:

i.
as to its web-based Properties, Company’s Privacy Policy shall describe the use of cookies, unique identifiers, and non-cookie technologies by third parties (i.e. Taboola) for interest-based advertising and analytics (on and off the Properties), and shall provide a link to either the NAI’s industry opt-out page at http://www.networkadvertising.org, the DAA’s industry opt-out page at http://www.aboutads.info, or (as to European web-based media and data collection) a link to the EDAA opt-out link at http://www.youronlinechoices.eu, in a manner that meets the requirements of EU Privacy Law;

ii.
as to mobile app-based Properties, Company’s Privacy Policy shall describe the use on its mobile apps of SDKs and collection of mobile ad identifiers for interest-based or cross-app advertising and analytics (on and off the Properties); and provide a description of how users and Visitors may opt out of the collection of mobile data for cross-app advertising through device settings; and

iii.
for its EU-facing Properties, Company shall ensure that it obtains the Visitors’ freely given, specific, informed, and unambiguous consent in accordance with EU Privacy Law, with respect to placing or accessing any Taboola cookies or any other unique identifiers on the users’ and Visitors’ device(s).

Each Party represents that it shall remain a member in good standing of the IAB Transparency and Consent (“IAB TCF”) Framework and in the event that the IAB TCF is determined to be unlawful, subject to the terms of this Agreement, the Parties shall work together in good faith to determine a lawful method for Taboola to process and use Company Data in the EU.

e.
California Privacy Law. Taboola is an independent Business, as defined under California Privacy Law, in regard to the Personal Data it collects from individual California Visitors. As a Business, Taboola shall honor (i) individual California Visitors’ requests to access, verify, and delete their Personal Data via Taboola’s Subject Access Request Portal (the “Portal”), available at https://accessrequest.taboola.com, and (ii) individual California Visitors’ instructions to not sell their data, which may be received in one of two ways: (a) Company may implement and pass signals via the IAB CCPA Compliance Framework or some other agreed upon framework, or (b) if Company does not implement (a), then Taboola shall implement its own in-Platform California Privacy Law notice (either, the “Signal”). Upon receipt of a Signal, Taboola shall immediately stop any subsequent sales of Personal Data regarding that California Visitor. Where Taboola engages service providers, as defined under California Privacy Law, Taboola shall enter into written agreements with each such provider to limit any post-Signal uses of Personal Data to only those specific business purposes set forth by Taboola.

f.
Additional Representations and Warranties. Each Party represents and warrants that (ii) it will comply with all applicable laws, it has obtained all rights, permissions and consents necessary under Applicable Privacy Laws to disclose, transfer or transmit any data to the other Party for use consistent with this Agreement (iii) no data or processes used hereunder by either Party to transfer or transmit such data shall infringe on or violate (a) any intellectual property rights (b) any other proprietary right or other right of any third party, including but not limited to any third party right to privacy (c) any Applicable Privacy Laws or any Self-Regulatory Principles.  Each Party represents and warrants to the other Party that it shall not make use of any Sensitive Data in the performance of its obligations under this Agreement and shall not pass any Sensitive Data to the other Party.

g.
Data Retention. Taboola shall not retain Company Data for longer than the lesser of: (i) the time period during which Taboola has a legitimate need to retain such data in order to perform its obligations under this Agreement; and (ii) 13 months from the date on which such data was first collected by Taboola or provided by Company. Taboola shall provide Company with a copy of all Company Data that was transferred to Taboola and retained by Taboola (in a manner that is wholly separate from the Taboola Data and/or has not been integrated in any of Taboola’s algorithms or systems in a way that transforms the data so that it is no longer distinguishable as Company Data but has become Taboola Data) by Company promptly upon Company’s request from time to time.

h.
Not Legal Advice. During the Term, Taboola may provide recommended privacy policy or disclosure language to Company. Company acknowledges that it shall not rely on such recommended language as, or as a substitute for, legal advice and that Company itself is solely responsible for any disclosures in its privacy policy or on its website.

i.
Security. Taboola shall comply with Company’s Network Security Terms attached hereto Appendix I and to be updated from time to time with 10 days notice.  Taboola shall also not, nor authorize third parties to: (a) insert Company-unapproved code into, redirect, or otherwise “piggyback” tags onto Company-approved tags (except where approved by Company, e.g., conversion pixels);  (b) serve code in any manner that prompts a Visitor to install any type of software, such as browser-helper object, or any similar software, (c) use any security exploits or oversights in a Visitor’s browser to install any type of software, browser helper object, or any similar mechanism, (d) utilize any technology that creates any kind of persistent identification object/element that, when used, will bypass a Visitor’s browser preferences and settings or restore deleted cookies and other cached objects; or (e) use JavaScript or any other software for any other purpose not approved by Company, including: (i) materially manipulating page content, (ii) materially moving page content or moving advertising (except where directed by Company through the Platform UI), or (iii) hijacking or otherwise manipulating destination URLs.

j.
Cooperation. If either Party receives any inquiry, complaint or correspondence (a “Third Party Notice”) from an individual, regulator, or other third party concerning the processing of Visitors’ Personal Data in connection with the Services, it shall promptly inform the other Party and the Parties shall cooperate in good faith and as reasonably necessary to address the requirements of such Third Party Notice.

k.
International Data Transfers. Neither Party shall process (nor permit any third party to process) any Personal Data relating to EU Visitors in a territory that is outside of the European Economic Area unless it first implements appropriate safeguards consistent with the requirements of EU Privacy Law to enable such processing to occur lawfully outside of the European Economic Area.

8.	Audit Rights and Reporting Obligations.

a.	Reporting. Taboola shall deliver reporting in the Analytics Dashboard via a data feed to Company that will be accessible in a manner to be agreed upon the Parties (e.g., API) and updated daily.

b.	Financial Audit.

(i)
Taboola shall maintain, all books, documents, records, sales data, impression counts, papers, or other materials related to this Agreement (the “Relevant Records”).  During the Term [***] (or a longer period if required by applicable law) after the expiration or termination of this Agreement, Company shall have the right to audit Relevant Records using an independent third-party auditor that has entered into a confidentiality agreement that is no less restrictive as the confidentiality terms herein.  Taboola shall establish and maintain a reasonable accounting system that enables Company and its audit-related agents to identify revenues, expenses, expenditures, costs of goods, margins, discounts, rebates or other payments received and use of funds related to this Agreement.  The audit period shall cover no more than the completed quarters of the current period and prior year (“Audit Term”), provided however, Company can expand the scope of an audit beyond the Audit Term if: (1) Company has a reasonable belief that there are errors in payments made by Taboola beyond the Audit Term; or (2)  Company has a reasonable belief based on the discovery of facts or actions that material errors were made in payments beyond the Audit Term.

(ii)
Company shall provide Taboola with at least forty-five (45) days’ prior written notice of Company’s intent to exercise its rights under this subparagraph 8(b)(ii) Taboola shall ensure that the Relevant Records and, if requested, relevant employees, will be made available to Company’s auditor or its audit-related agents during normal business hours at Taboola’s office or place of business.  If no such location is available, then Taboola will ensure that the Relevant Records, and if requested, relevant employees, will be made available at a time and location that Company will determine.

(iii)
Company shall provide Taboola with a summary and/or report of such audit.  If any audit reveals an underpayment to Company, Taboola shall promptly pay Company the shortfall. If any shortfall is more than [***] of the amount properly due to Company, then Taboola shall also promptly pay Company all reasonable costs associated with such audit.

9.	Representations and Warranties:

a.
Company Representations. Company represents and warrants that (i) it either owns and operates the Properties or otherwise has the full right and authority to grant the rights granted hereunder; (ii) the Company Content is either owned by Company or properly licensed; (iii) the Properties, the Company Content (excluding Native Advertisements from Company Advertisers and Company Licensed Content), and Taboola’s use of the Properties or the Company Content (excluding Native Advertisements from Company Advertisers and Company Licensed Content) in accordance with this Agreement will not infringe upon the intellectual property rights of any third party; (iv) as it relates to the Company Licensed Content, it has the full right and authority to grant the rights granted herein and such grant does not violate the terms of any agreements it has with any third party; (v) Company’s Native Advertisement inventory on the Properties will be included in the Placements and the documentation containing Company’s Placements as presented to Taboola in the “Native Format Screenshot” and “[***]” files provided by Company represent the Native Advertising inventory on the Properties and are true and correct as of the Effective Date, (vi) it is not subject to nor owned or controlled by any person that is subject to sanctions or export control restrictions imposed pursuant to the laws of the United States, Israel, or any other jurisdiction whose laws are applicable to the performance of this Agreement; (vii) it will comply with all applicable laws, including but not limited to all Applicable Privacy Laws,  and regulations in its performance of this Agreement, including with respect to the use of the Services, and including but not limited to economic sanctions and export control laws and regulations of the United States, Israel, and, as applicable, other jurisdictions; and (viii) it will not take any action that could result in economic sanctions or other trade control restrictions or penalties being imposed on Taboola. Company shall ensure that each of its mobile applications included as Properties complies with any applicable Apple/iOS and Android rules, guidelines, or requirements and any agreements into which Company has entered with such platform entities. Company shall further ensure that any signal or flag indicating that an end user has opted its mobile ad identifier out of cross-app or interest-based advertising (e.g., an “LMT=1” signal) is communicated to Taboola [***].

a.
Taboola Representations and Disclaimers. Taboola represents and warrants that (i) has the full right and authority to grant the rights granted hereunder, (ii) it is not subject to nor owned or controlled by any person that is subject to sanctions or export control restrictions imposed pursuant to the laws of the United States, Israel, or any other jurisdiction whose laws are applicable to the performance of this Agreement; (iii) it will comply with all applicable laws and regulations in its performance of this Agreement, including but not limited to all Applicable Privacy Laws, economic sanctions and export control laws and regulations of the United States, Israel, and, as applicable, other jurisdictions; (iv) it will not take any action that could result in economic sanctions or other trade control restrictions or penalties being imposed on Company; and (v) the Services (excluding the Recommendations), SDK (if applicable), Analytics Dashboard, Platform (and related technologies), Taboola Ads, and Company’s use of any of the foregoing will not infringe the intellectual property rights of any third party; (v) the Services, SDK, Taboola Sponsored Content, Analytics Dashboard, Widgets, Content Cards, Feeds, Platform (and related technologies), and Taboola Ads are free of any viruses, Trojan horses, trap doors, back doors, Easter eggs, worms, time bombs, cancelbots or other computer programming routines that may potentially damage, interfere with, intercept, disable, deactivate or expropriate any information. EXCEPT AS PROVIDED HEREIN, TABOOLA PROVIDES THE SERVICES “AS IS.”

b.
DISCLAIMER OF WARRANTIES.  EXCEPT AS PROVIDED HEREIN, EACH PARTY EXPRESSLY DISCLAIMS, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ALL BETA FEATURES PROVIDED BY TABOOLA ARE PROVIDED ON AN “AS IS” BASIS, WITHOUT ANY REPRESENTATIONS, WARRANTIES, COVENANTS, OR OBLIGATIONS OF ANY KIND. ANY USE BY COMPANY OF BETA FEATURES IS SOLELY AT COMPANY’S OWN RISK.

10.	Indemnification:

a.
Taboola shall indemnify, defend, and hold harmless Company and its parent, subsidiaries, and Affiliates, and its and their representatives, officers, directors, agents, and employees, from and against any and all third-party claims, damages, fines, penalties, awards, judgments, and liabilities (including reasonable outside attorneys’ fees and costs) (collectively, the “Losses”) resulting from, arising out of, or related to: (i) Taboola’s breach or alleged breach of any of Taboola’s representations, warranties or obligations set forth herein; or (ii) a claim that the Platform (and related technologies), SDK, Taboola Sponsored Content, Services (excluding Company Content), Platform, Analytics Dashboard, Taboola Ads, violates a third party patent, trademark, trade secret, copyright, or privacy right, except to the extent that such claim arises solely due to the combination of the Platform with the Company Content or a Property (where, but for such combination, such claim would not have arisen). If the Platform or Services are held in a suit or proceeding to infringe any intellectual property rights of a third party, and the use of such Platform or Services is enjoined, or Taboola reasonably believes that it is likely to be found to infringe or likely to be enjoined, then Taboola may, at its sole cost, expense, and option either (a) procure the right to continue using such Platform or Services, or (b) modify such Platform or Services so that it becomes non-infringing without affecting the basic functionality of such Platform or Services.

b.
Company shall indemnify, defend, and hold harmless Taboola and its parent, subsidiaries, and Affiliates, and its and their representatives, officers, directors, agents, and employees, from and against all Losses resulting from, arising out of, or related to (i) Company’s breach or alleged breach of any of Company’s representations, warranties, or obligations herein; (ii) a claim that the Properties or the Company Content violates a third-party trademark, trade secret, copyright, patent, or privacy right; or (iii) a claim that Company did not comply with its Privacy Policy or any claim arising from Company Data (not as a result of Taboola’s misuse of Company Data or Taboola’s breach of obligations imposed on Taboola with respect to use of Company Data) or Taboola’s use of the Company Data for the purposes as contemplated herein.

c.
The Parties agree that in claiming any indemnification hereunder, the Party claiming indemnification (the “Claimant”) shall (i) promptly notify the other Party in writing of the claim; (ii) grant the indemnifying Party sole control of the defense (except that the Claimant may, at its own expense, assist in the defense); and (iii) provide the indemnifying Party, at the indemnifying Party’s expense, with all assistance, information, and authority reasonably required for the defense of the claim. In no event shall the indemnifying Party enter into any settlement or agree to any disposition of the indemnified claim(s) without the prior written consent of the Claimant.

11.	Limitation of Liability:

LIMITATION ON LIABILITY.  EXCEPT FOR ANY LIABILITY ARISING UNDER [***], AND A PARTY’S WILLFUL MISCONDUCT AND GROSS NEGLIGENCE (both as capped below), TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGGREGATE LIABILITY OF EITHER PARTY ARISING UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED [***].
(a)
EXCLUSION OF CERTAIN DAMAGES.  IN NO EVENT SHALL A PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR LOSS OF BUSINESS OPPORTUNITY, EVEN IF SUCH DAMAGES ARE FORESEEABLE AND WHETHER OR NOT EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

12.   Confidentiality: During the Term, either Party may receive (the “Receiving Party”) certain information and materials concerning the other Party’s business, technology, customers, and products that are confidential and of substantial value to the other Party (the “Disclosing Party”). The Receiving Party will not use or disclose to any third party the Disclosing Party’s Confidential Information (as defined below) except as necessary for the performance of this Agreement or for enforcement of its terms in the event of a breach; the Receiving Party may make such disclosure only to those individuals who are bound by confidentiality obligations at least as restrictive as those set forth herein (provided that the Receiving Party hereby agrees that it shall be responsible for any violation of the terms of this Agreement by such third parties). The Receiving Party will protect and preserve the Confidential Information as confidential, using no less care than it protects and preserves its own confidential and proprietary information (but in no event less than a reasonable degree of care), and shall not use the Confidential Information for any purpose except as necessary to carry out its obligations under this Agreement. The foregoing obligations will not restrict the Receiving Party from disclosing Confidential Information of the Disclosing Party (a) pursuant to a court order from a court of competent jurisdiction, an administrative agency, or other governmental body, provided that the Receiving Party, to the extent permitted by law, gives reasonable prior written notice to the Disclosing Party so that it may contest such order and, in the event that disclosure is required, only discloses the portion of Confidential Information that its legal counsel advises is legally required; (b) pursuant to a regulatory investigation or enforcement or in response to any governmental agency request; or (c) to any existing or potential investors, acquirers and financiers as part of a due diligence process. The foregoing shall also not restrict Taboola from disclosing Company’s contact information in response to any claim that the Properties or the Company Content infringes upon, violates, or misappropriates any third-party Intellectual Property Rights. The “Confidential Information” consists of (a) Taboola Data, any technical information or plans concerning the Services, the Platform, or any software or other technology of Taboola or the Properties; (b) Company Data, any financial information of the Company; (c) other information disclosed by the Disclosing Party to the Receiving Party that is marked as confidential or should reasonably be assumed to be confidential under the circumstances; and (d) the content of this Agreement. Confidential Information does not include information that: (i) is or becomes generally known to the public through no fault of or breach of the Receiving Party; (ii) is rightfully known by the Receiving Party at the time of disclosure without an obligation of confidentiality; (iii) is independently developed by the Receiving Party without use of the Disclosing Party’s Confidential Information; or (iv) is rightfully obtained by the Receiving Party from a third party that has no duty of Confidentiality to the Disclosing Party.

13.    Applicable Law and Jurisdiction: This Agreement will be governed by and construed in accordance with the laws of the State of New York excluding its conflicts of law principles. Any legal action or proceeding arising under this Agreement will be brought exclusively in the federal or state courts located in the County of New York, New York and the Parties hereby irrevocably consent to personal jurisdiction and venue therein. If either Party commences litigation to enforce any provision of this Agreement, the prevailing Party shall be entitled to recover its reasonable legal fees, costs, and expenses of litigation.

14.          Negotiation/Mediation/Arbitration.  [***]

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.	[***]

15.   Assignment: The rights and obligations of each Party hereunder shall inure to the benefit of the respective successors and assigns of the Parties hereto, provided that, except as expressly provided herein, this Agreement and any rights or obligations hereunder shall not be assigned or delegated without the prior written consent of the other Party, except that, either Party, may assign this Agreement to an Affiliate, without the other Party’s prior written consent, as long as such Affiliate agrees to be fully bound by the terms and conditions set forth in this Agreement. In addition, notwithstanding the foregoing, Company may assign this Agreement without Taboola’s consent to a party that acquires all or substantially all of the outstanding capital stock of Company or a third party that purchases all or substantially all of the assets of Company.  Taboola may assign this Agreement without Company’s consent to a party that acquires all or substantially all of the outstanding capital stock of Taboola or a third party that purchases all or substantially all of the assets of Taboola. Notwithstanding the foregoing, Taboola shall not assign this Agreement to [***], without Company’s prior written consent.

16.    Taboola’s Provision of Services: Company acknowledges that as between the Parties, Taboola’s parent company, Taboola.com Ltd., owns all intellectual property rights in and to the Platform and the Services, and that Taboola is just an authorized reseller and distributor of the Platform and the Services. Accordingly, Company understands and agrees that Taboola.com Ltd. will provide the Platform to Taboola for purposes of licensing and distribution by Taboola in the provision of its Services, and will perform certain other backend services on behalf of Taboola. Company hereby consents to Taboola’s delegation of the performance of some of the Services hereunder to Taboola.com Ltd., subject to Taboola remaining liable for the complete and correct discharge of all its responsibilities hereunder.

17.    Publicity and Marks:

a.   Press Release.  Neither Party shall issue a press release or make any other announcement regarding the relationship of the Parties under this Agreement without the other Party’s prior written consent, which shall not be unreasonably withheld or delayed.

b.  Public Representations. Either Party may represent to the public that it is an authorized seller of the Placements and may accurately represent it can sell the Placements after taking into consideration any adjustments to Placements for any reason (i.e., if Property has been divested pursuant to Paragraph 6 of the Terms and Conditions, a Party’s representations must change accordingly). In addition, any general positioning in regard to the Placements will be mutually agreed upon.   Any general positioning any use of previously approved or substantially similar general positioning included in new or revised sales materials approved within the previous 6 months will not require the other Party’s approval.

c. Marks.

1.          Company Authorized Logos.  Company grants to Taboola a non-exclusive, non-transferable, revocable, royalty-free license to use the Company Authorized Logos during the Term, solely in accordance with the branding specifications provided by Company from time to time (and updated by Company from time to time) and other terms of this Agreement, and solely in connection with Taboola’s performance of the Services under this Agreement. Company reserves all rights not expressly granted in this Paragraph 17(c)(1).  Taboola acknowledges Company’s sole ownership of the Company Authorized Logos and all associated goodwill, and that Company retains all right, title, and interest in and to the Company Authorized Logos. All goodwill arising from Taboola’s use of the Company Authorized Logos shall inure to the sole benefit of Company. Taboola shall not use any Company Authorized Logo in any manner specifically prohibited by Company, or that will or may diminish or otherwise damage Company’s goodwill in the Company Authorized Logo. Taboola shall not adopt, use, or register any corporate name, trade name, trademark, domain name, service mark, certification mark, or other designation that violates Company’s rights in any Company Authorized Logo. Company shall have the sole right to, and in its sole discretion may, control any action concerning any Company Authorized Logo. Taboola shall fully correct and remedy any deficiencies in its use of an Company Authorized Logo, or the quality of an Company Authorized Logo in connection with its sales efforts, within a reasonable time after it receives notice from Company. This Agreement does not grant Taboola any license or other right to use any other trademark, service mark, trade name or trade dress of Company.

2.          Taboola Authorized Logos. Taboola grants to Company a non-exclusive, non-transferable, revocable, royalty-free license to use the Taboola Authorized Logos during the Term, solely in accordance with the branding specifications provided by Taboola from time to time (and updated by Taboola from time to time) and other terms of this Agreement, and solely in connection with Taboola’s performance of the Services under this Agreement. Taboola reserves all rights not expressly granted in this Paragraph 17(c)(2).  Company acknowledges Taboola’s sole ownership of the Taboola Authorized Logos and all associated goodwill, and that Taboola retains all right, title, and interest in and to the Taboola Authorized Logos. All goodwill arising from Company’s use of the Taboola Authorized Logos shall inure to the sole benefit of Taboola. Company shall not use any Taboola Authorized Logo in any manner specifically prohibited by Taboola, or that will or may diminish or otherwise damage Taboola’s goodwill in the Taboola Authorized Logos. Company shall not adopt, use, or register any corporate name, trade name, trademark, domain name, service mark, certification mark, or other designation that violates Taboola’s rights in any Taboola Authorized Logo. Taboola shall have the sole right to, and in its sole discretion may, control any action concerning any Taboola Authorized Logo. Company shall fully correct and remedy any deficiencies in its use of a Taboola Authorized Logo, within a reasonable time after it receives notice from Company. This Agreement does not grant Taboola any license or other right to use any other trademark, service mark, trade name or trade dress of Company.

d.  Marketing Materials.  Neither Party shall distribute or otherwise use any marketing materials relating to this Agreement unless use of such marketing materials comply with this Agreement, and the brand guidelines and marketing guidelines provided by other Party.

18.    Notices:  Notices under this Agreement are sufficient if given by internationally recognized overnight courier service or electronic mail with electronic confirmation or personal delivery to the other Party at the address for that Party listed on the signature page.  Notice is effective: (a) when delivered personally; (b) on the business day after sending by a nationally recognized courier service; or (c) on the business day after sending electronic mail with electronic confirmation to the sender.  Either Party may from time to time change the notice address by giving the other Party notice of the change in accordance with this Paragraph 18.

19.    Force Majeure: Neither Party will be responsible for any failure or delay in its performance under this Agreement due to causes beyond its reasonable control, including, but not limited to, labor disputes, strikes, any prohibition, admonishment, encouragement or restriction by any government or other legal authority that affects this Agreement and is not in force on the date of this Agreement, lockouts, failures of the Internet, shortages of or inability to obtain energy, raw materials, or supplies, pandemics, war, terrorism, riot, or acts of God.

20.   Miscellaneous: This Agreement constitutes the complete and exclusive understanding and agreement between the Parties regarding the subject matter herein, and supersedes all prior or contemporaneous agreements or understandings, written or oral, relating to its subject matter. The failure of either Party to enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver of that Party’s right. Any waiver, modification, or amendment of any provision of this Agreement will be effective only if in writing and signed by a duly authorized representative of each Party. Nothing in this Agreement shall be construed to create a partnership, joint venture, agency, employment, or any other relationship between Company and Taboola. Except as otherwise specifically set forth herein, neither Party will (i) represent itself to be a partner, employee, representative, or agent of the other Party; or (ii) enter into any agreement on the other Party’s behalf, in the other Party’s name, or otherwise bind the other Party to any agreement or obligation. Should any section or part of a section within this Agreement be rendered void or unenforceable by any court of competent jurisdiction, the remaining provisions of this Agreement shall nevertheless be binding upon the Parties with the same effect as though the void or unenforceable part had been severed and deleted. Paragraphs 1.e, 4.d, 8.b (for 2 years after the termination or expiration of this Agreement) 10-14 and 20 of these Terms and Conditions shall survive the termination of this Agreement. Each Party agrees that this Agreement may be executed by electronic signature. Electronic execution of this Agreement by a Party is intended to authenticate this writing and have the same force and effect as a manual signature. Neither Party may challenge the authenticity or validity of this Agreement on the basis that it was signed electronically.

21.    Further Assurances.  The Parties hereby agree to discuss in good faith any potential amendments or clarifications to this Agreement as may be reasonably proposed by either Party to the other for the purposes of further refining or improving this Agreement.

Appendix A
List of Properties

[***]

Appendix B
Technical Integration Plan

[***]

Appendix C
Placement Screenshots* and Matrix of Placement Groups

[***]

Appendix D
Example Calculations of the Baseline Conditions

[***]

Appendix E
Minimum Margin Chart

[***]

Appendix F
Form of Header Bidding Amendment

[***]

Appendix G
Demand Services Migration Key Provisions

[***]

Appendix H
Service Level Agreement

[***]

Appendix I
Network Security Agreement

[***]

Certain confidential information contained in this document, marked by brackets [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

This Addendum (this “Addendum”) adds the functionality described below to the Digital Property and Demand Services Agreement (the “Agreement”) between Taboola, Inc. (“Taboola”) and Yahoo Inc. (“Yahoo”). This Addendum is made and effective as of May 1, 2023 (the “Addendum Effective Date”) and continue until terminated as provided in the Agreement. Yahoo and Taboola may each be referred to as a “Party” or collectively as the “Parties”.

This Addendum governs Taboola’s access to and purchase of Placements made available by Yahoo on a programmatic basis (e.g., via real time bidding, as further described below). This Addendum shall, upon acceptance by Taboola and Yahoo, become an Addendum to the Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement. In the event of any inconsistency between the terms of this Addendum and the Agreement, the terms of this Addendum shall prevail.

1.
Placement Availability. Yahoo may make Placements available to Taboola on a programmatic basis (e.g., via real time bidding) (the “RTB Connection”). The terms and conditions of the “Ad Platforms Agreement – Exchange” between Yahoo EMEA Limited (formerly, Verizon Media EMEA Limited) and Taboola.com Ltd. dated December 1, 2020 (the “Exchange Agreement”) are hereby adopted by Yahoo and Taboola and shall apply to the Parties’ access to and use of the RTB connection. References to “You” or “Your” in the Exchange Agreement shall mean Taboola and references to “Verizon Media”, “We”, “Us” or “Our” shall mean “Yahoo”

2.
Other Changes to The Adopted Exchange Agreement. Section 15 of the adopted Exchange Agreement shall be replaced in its entirety by Sections 13 and 14 of the Agreement. Payments to Yahoo shall be made pursuant to Section 4 of the Terms and Conditions of the Agreement. Yahoo and Taboola shall maintain this RTB Connection for a period of time as further agreed to in good faith by the Parties. The Parties agree to replace the advertising policies and specifications link described in the cover page with the following: https://adspecs.yahooinc.com/native-ads. Section
7.1.1 (a) (Privacy Policy) is deleted and replaced with the following: “conspicuously post on your website(s) and mobile application(s) (and on your Advertisers’ website(s) and mobile applications) and adhere to a privacy policy that complies with all applicable laws, rules, regulations, and self-regulatory principles, including as applicable the principles of the Digital Advertising Alliance, Interactive Advertising Bureau, American Association of Advertising Agencies and Network Advertising Initiative (“NAI”)”. The URL referenced in Section 7.1.2 (Tracking Mechanisms) shall be changed to https://legal.yahoo.com/xw/en/yahoo/privacy/enterprise/pixelandcustomaudience/index.html. Section 15 (Applicable Law) shall be deleted and replaced with the following: “The terms of the Advertising Agreement and any dispute relating thereto or between you and us will be governed by the laws of the State of New York, without regard to conflict/choice of law principles. The United Nations Convention on Contracts for the International Sale of Goods does not apply to the Advertising Agreement. You and We agree to submit to the exclusive jurisdiction of the state and federal courts located in the borough of Manhattan, New York. Any claim against Us will be adjudicated on an individual basis and will not be consolidated in any proceeding with any claim or controversy of any other party.”

3.	Bidding and Payment.[***]. Payment shall be delivered as specified in Section 4(d) of the Digital Property Services Agreement Terms and Conditions.

4.	Reporting.

4.1.
Online Reporting.  Taboola shall provide Yahoo with online access to current data similar to the data provided in Section 4.2 below, which shall be updated at least daily, for Yahoo’s planning and forecasting purposes. Such data shall be considered preliminary data and may be adjusted by Taboola as needed before being finalized in the reporting provided in Section 4.2 below.

4.2.
Monthly Reporting. Along with the payment described in Section 3 above, Taboola agrees to provide Yahoo with reporting regarding such payment with details reasonably sufficient for Yahoo to independently calculate and verify the amounts paid to Yahoo. Such reporting shall include at least the fields listed in Exhibit A. Yahoo and Taboola may agree on reasonable additions to such reporting to support Yahoo in meeting its compliance and accounting obligations.

4.3.	[***].

4.4.	[***]

5.
Term. This Addendum shall remain in effect until terminated by the Parties upon at least 30 days’ written notice. This Addendum may be terminated separately from the Agreement and termination of this Addendum shall have no impact upon the term of the Agreement.

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IN WITNESS WHEREOF, the Parties hereto, have executed this Addendum as of the Addendum Effective Date:

Yahoo Inc.	Taboola, Inc.
By: /s/ Matt Sanchez	By: /s/ James Arthur
Name (Print): Matt Sanchez	Name: James Arthur
Title: President, Home Ecosystem	Title: VP, Global Strategic Partnerships
Date: 9/27/2023	Date: 9/26/2023

Exhibit A
Reporting Fields

Field Name	Data Type	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Certain confidential information contained in this document, marked by brackets [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

Payment, Data and Security Amendment

This Amendment (this “Amendment”) modifies the Digital Property and Demand Services Agreement dated November 28, 2022 between Taboola, Inc. (“Taboola”) and Yahoo Inc. and its Affiliates (“Yahoo” or “Company”) (the “Agreement”). This Amendment is made and effective as of July 14, 2023 (the “Amendment Effective Date”) and continues so long as the Agreement remains in effect. Yahoo and Taboola may each be referred to as a “Party” or collectively as the “Parties”.

This Amendment governs: (a) Yahoo’s payment obligations to Taboola for the Omnichannel Advertisers’ purchase of Native Advertisements through the UCAM/Taboola Interface, and (b) Taboola’s use and protection of certain data of certain Omnichannel Advertisers passed to Taboola by Yahoo. This Amendment shall, upon acceptance by Taboola and Yahoo, become an Amendment to the Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

1.
With effect from the Amendment Effective Date, Taboola’s affiliate Taboola.com Ltd. shall be added as a party to the Agreement, as amended hereby. For purposes of the Agreement, “Taboola” shall also refer to Taboola.com Ltd.

2.
Data Usage. Yahoo receives data from its Company Advertisers under Yahoo’s current Pixel and Custom Audience policy, attached hereto in Exhibit A (the “Pixel Policy”), which Yahoo may update from time to time upon written notice to Taboola (email to suffice). [***]. The Pixel Policy defines two types of data received by Yahoo from its Company Advertisers: Code Data and Audience Data.

2.1.	General Use Cases. Audience Data (as defined in the Pixel Policy) is the same as Advertiser First Party Data defined in the Agreement. [***]

2.2.	Special Use Cases. [***]

2.3.	Campaign Data. [***]

3.
Data Security.  Taboola represents and warrants that it shall treat the Code Data and Audience Data of Omnichannel Advertisers, whether received from or through Yahoo or directly from Omnichannel Advertisers, in a manner consistent with Taboola’s obligations in Appendix I of the Agreement. [***]

4.
Disclosures to Omnichannel Advertisers.  Taboola shall allow Yahoo to convey assurances consistent with Taboola’s obligations in Sections 1 and 3 above to Omnichannel Advertisers or potential Omnichannel Advertisers.

5.	FLA Data. [***]

“[***]”

  [***]

6.	Payments to Taboola.

6.1.
Taboola shall invoice Yahoo for the Closing Price (as defined below) of Native Advertisements delivered through the UCAM/Taboola Interface (“Omnichannel Advertiser Spend”) in each calendar month (each such calendar month a “Calendar Month”). Such invoice shall be provided within five (5) business days of the end of the Calendar Month. Yahoo shall pay each such invoice in U.S. dollars within forty-five (45) days after the end of the Calendar Month. Each Party may designate an affiliate to send or receive an invoice and/or send or receive payment. As of the Amendment Effective Date, Yahoo designates Yahoo Ad Tech LLC to receive and pay invoices for Omnichannel Advertiser Spend and Taboola designates Taboola.com Ltd. to issue invoices to Yahoo Ad Tech LLC. The invoice shall disclose all Closing Prices of Omnichannel Advertiser Spend for the Calendar Month. For the purposes of this Amendment, “Closing Price” means [***]. [***]. Yahoo shall send Taboola its reporting for the Omnichannel Advertiser Spend (the “Omnichannel Spend Report”) by the third day of the calendar month immediately following the Calendar Month. Yahoo shall ensure that the Omnichannel Spend Report contains information reasonably relevant to Omnichannel Advertiser Spend, which shall include the following fields: [***]. The fields provided in the Omnichannel Spend Report may be adjusted throughout the Term as determined in good faith between the parties.

6.2.	Payments made under this Amendment, including those by Yahoo Ad Tech LLC to Taboola.com Ltd., for Omnichannel Advertiser Spend will be included in [***] of the Agreement.

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IN WITNESS WHEREOF, the Parties hereto, have executed this Amendment as of the Amendment Effective Date:

Yahoo Inc.	Taboola, Inc.

By: /s/ Monica Mijaleski	By: /s/ Blythe Holden
Name: Monica Mijaleski	Name: Blythe Holden
Title: CFO	Title: General Counsel
Date: 12/30/2023	Date: 12/30/2023

Taboola.com Ltd.

By: /s/ Eldad Maniv
Name: Eldad Maniv
Title: President & COO
Date: 12/30/2023

Exhibit A
Yahoo Pixel and Custom Audience Policy
[***]

Exhibit B

[***]

Account
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Certain confidential information contained in this document, marked by brackets [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

THE PREBID ADDENDUM

This Prebid Addendum (this “Addendum”) adds the functionality described below to the Digital Property and Demand Services Agreement (the “Underlying Agreement”) between Taboola, Inc. (“Company”) and Yahoo Inc. (“Yahoo”). Reference is made to the “Ad Platforms Agreement – Exchange” between Yahoo EMEA Limited (formerly, Verizon Media EMEA Limited) and Taboola.com Ltd. dated December 1, 2020, which was adopted pursuant to the Underlying Agreement by and between Yahoo and Company (each, a “Party”, and collectively, the “Parties”), and amended by the Parties through the “Addendum for RTB Buying”, as of May 1, 2023 (collectively, the “Exchange Agreement”). This Addendum, effective as of the date of the last signature below (the “Addendum Effective Date”), shall become a further Addendum to the Underlying Agreement by supplementing the terms of the Exchange Agreement as set forth below. All capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Exchange Agreement.

WHEREAS, Yahoo and Company entered into the Exchange Agreement for Services so that Company’s Media Buyers could buy and bid on online media Inventory using Yahoo’s Exchange; and

WHEREAS, pursuant to the Underlying Agreement, Yahoo desires to utilize a Prebid Product (defined below) to enable Company’s Ad spend on or monetization of Yahoo Ad Inventory; for purposes of this Addendum, “Yahoo Ad Inventory” means Yahoo’s owned, operated and/or managed Ad inventory where Yahoo is a Media Seller (excluding any Native Advertisement inventory) and “Prebid Product” means any header bidding solution used by Yahoo on Yahoo Ad Inventory (whether first-party or third-party solutions). For the avoidance of doubt the Ad inventory referenced in Yahoo Ad Inventory shall mean display ads and display video advertisements.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to supplement the terms of the Exchange Agreement, solely for purposes of whenever the Company is monetizing the Yahoo Ad Inventory through the Prebid Product, as follows with respect to the terms:

1.
Yahoo Entity; Invoicing. The Parties agree and acknowledge that Paragraph 4.c. (Header Bidding Fee) of the Underlying Agreement shall apply to HB Placements (as defined therein) monetized via the Header Bidding Adapter (as defined therein) in connection with the Prebid Product. With respect to any payment terms in the Exchange Agreement, Yahoo may at times invoice Company through an Affiliate; in such case, so long as Company pays the Yahoo Affiliate that has issued the invoice to Company, Company’s payment obligations to Yahoo under the Exchange Agreement for such invoice amount shall be considered satisfied, subject to all other applicable terms set forth in the Underlying Agreement. [***].

2.
Prebid Product. When Company is monetizing Yahoo Ad Inventory through the Prebid Product, any references made to Yahoo’s “Exchange” (or “Yahoo’s Ad Exchange”) or to “Ad Platforms” (or through use of “Ad Platforms”, where in context such phrase means through use of Yahoo’s Exchange by Company or its Media Buyers for purposes of bidding to purchase Media Sellers’ Ad inventory), or substantially similar in principle, shall instead be replaced by the term “Prebid Product”. Any reference to the term “Services” (if any such term is used thereunder) includes, without limitation, when Company’s Media Buyers bid directly through the Prebid Product.

3.
Authorized Use. [***]. [***]. Through Company’s use of the Prebid Product, Company will receive the Bid Request Stream (defined below) containing certain bid requests as well as information from Yahoo intended to help Company and its Media Buyers identify certain characteristics related to Placements and submit Bids on such Placements (collectively, “Bid Request Data”). “Bid Request Stream” means the series of bid requests transmitted from Yahoo to Company for the purpose of soliciting Bids on Placements. In addition, subject to compliance with data privacy, security and operational restrictions as determined by Yahoo, Yahoo will work with Company in good faith on: (a) enabling local storage for the Prebid Product, and (b) using a version of Prebid.js open source software that is compatible with the Header Bidding Adapter.

4.	Restrictions. [***].

5.	Sharing Data Feeds. [***].

6.	Industry Signals. [***].

Except as expressly modified by the supplemental provisions hereunder solely for purposes of this Addendum, all of the terms and conditions set forth in the Exchange Agreement and the Underlying Agreement, shall remain in full force and effect. This Addendum may be executed in one or more counterparts, each deemed an original, but all of which together constitute one and the same.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives as of the Addendum Effective Date.

YAHOO INC.	TABOOLA, INC.

By: /s/ Monica Mijaleski	By: /s/ Blythe Holden
Name: Monica Mijaleski	Name: Blythe Holden
Title: Chief Financial Officer	Title: Secretary & General Counsel
Date: February 14, 2024	Date: February 14, 2024

Certain confidential information contained in this document, marked by brackets [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

Amendment No. [3]

This Amendment No. [3] (the “Amendment”) modifies the Digital Property and Demand Services Agreement dated November 28, 2022 between Taboola, Inc. (“Taboola”) and Yahoo Inc. and its Affiliates (“Yahoo” or “Company”) (the “Agreement”), as amended. This Amendment is made and effective as of June 30, 2024 (the “Amendment Effective Date”). Yahoo and Taboola may each be referred to as a “Party” or collectively as the “Parties”. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

WHEREAS, Yahoo and Taboola are Parties to the Agreement; and WHEREAS, the Parties wish to amend the Agreement in certain respects;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	Supply Mediation Program.

1.1.	Program. [***] (the “Supply Mediation Term”).

1.2.
Set-Up/Collaboration. Senior representatives from each Party (i.e., Vice President or above) shall meet regularly and in good faith to discuss and implement the technical requirements necessary to fulfill the Supply Mediation Program by June 30, 2024.

1.3.
Pacing. The Parties shall ensure that the pacing of Mediated Impressions allocated to Yahoo will increase proportionately on a weekly basis [***]. Once ramped, monthly volumes should be evenly distributed over the entire Supply Mediation Term, to the extent practicable.

1.4.	Random Allocation. [***].

1.5.
Header Bidding Integration. During the Supply Mediation Term, Yahoo shall make Mediated Impressions available to Taboola for bidding through the Header Bidding Integration. [***].  Yahoo will include Taboola’s Header Bidding Adapter into the Header Bidding Integration when Taboola delivers such Header Bidder Adapter to Yahoo. [***].

1.6.	Fees and Payment. [***].

a.	Program Fee. [***]. Fixed CPM. [***]

b.	Minimum CPM Payment. [***].

c.
Payment Timing/Reporting from the Parties. [***]. Yahoo shall provide Taboola with weekly reporting for Mediated Impressions of Placements monetized by Yahoo (i.e., number of impressions, win rate, viewability, CPM, platform, Placement) based on Yahoo internal reporting. [***]. [***].

d.	[***].

1.7.	Operational Meeting. [***].

1.8.	Termination by Yahoo. Notwithstanding anything to the contrary, Yahoo may terminate the Supply Mediation Program [***].

1.9.	Termination by Taboola. Notwithstanding anything to the contrary, Taboola may terminate the Supply Mediation Program [***].

1.10.
Wind Down Period. Upon expiration or termination of the Supply Mediation Program, the Parties will work in good faith to affect an orderly wind down of such program over thirty (30) days with the objective of reasonably mitigating material impact to the Properties and/or the Taboola Network.

2.	Native Sales Force. [***]

3.	[***]

4.
RTB Buying by Company DSP on Taboola. Taboola shall develop and support a technical integration that enables Omnichannel Advertisers to bid on and purchase programmatically (i.e., real time bidding) through Company DSP the same Native Advertisement Inventory made available through the UCAM/Taboola Interface. This technical integration shall be ready for testing no later than [***].

5.	[***]. [***].

6.	Baseline. [***]. To that end, in the period following signing of this Amendment, senior executives or their designees will meet regularly to agree upon a baseline mechanism.

7.	Viewable Impressions. [***].

8.
Miscellaneous. Except as expressly set forth herein, the terms and conditions of the Agreement are unmodified and remain in full force and effect. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Agreement shall be deemed to refer to the Agreement, as amended, supplemented or otherwise modified by this Amendment; provided that references in the Agreement to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to November 28, 2022. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature. In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control. The provisions set forth Sections 10 through 21 of the Terms and Conditions to the Agreement are hereby incorporated into, and shall apply to, this Amendment, mutadis mutandis.

IN WITNESS WHEREOF, the Parties hereto, have executed this Amendment as of the Amendment Effective Date.

Yahoo Inc.	Taboola, Inc.

By: /s/ Jim Lanzone	By: /s/ Blythe Holden
Name (Print): Jim Lanzone	Name (Print): Blythe Holden
Title: CEO	Title: Secretary and General Counsel
Date: June 30, 2024	Date: June 30, 2024

Taboola.com Ltd.

By: /s/ Adam Singolda
Name (Print): Adam Singolda
Title: CEO and Founder
Date: June 30, 2024